UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K/A
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2017

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1000 Cranberry Woods Drive Cranberry Township, PA	16066
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note

On June 4, 2017, MSA Safety Incorporated (the “Company”) filed a Current Report on Form 8‑K reporting that Nishan J. Vartanian had been elected to the position of President and Chief Operating Officer of the Company.  On June 19, 2017, the Compensation Committee of the Board of Directors amended the compensation package of, and made certain awards to, Mr. Vartanian. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed for the purpose of reporting such compensation.

(c) The Compensation Committee made certain changes to the compensation of, and made certain awards to, Mr. Vartanian. The compensation to be paid to Mr. Vartanian will be paid pursuant to the Company’s existing executive compensation programs, as such programs are described in the Company’s Proxy Statement dated April 7, 2017 (the “2017 Proxy Statement”), which is incorporated herein by reference.

Effective June 5, 2017, Mr. Vartanian will have a base salary of $500,000 and certain adjustments will be made to the target cash incentive award amount and the performance targets with respect to Mr. Vartanian’s participation in the Company’s Non-CEO Executive Incentive Plan. For the target cash incentive award, Mr. Vartanian’s percent of salary midpoint will increase to 80% and the target award amount will be $402,360. There will also be certain adjustments to Mr. Vartanian’s performance measures under such plan, to use Company’s consolidated financial results as compared to financial results from solely the Americas.

Mr. Vartanian will also receive, effective June 26, 2017, additional long term incentive awards. He will receive time-vesting restricted stock units with a fair market value of $500,000, with a cliff vesting period of three years from the date of grant. He will further receive performance stock units with a fair market value of $500,000. The performance stock units will vest on March 8, 2020 with a performance period of June 1, 2017 through December 31, 2019. The performance metrics for the grant will be similar to those described for the grants of 2016 performance stock units in the 2017 Proxy Statement, except that the metrics will be based 40% on operating margin and 60% on revenue growth. Further details on Mr. Vartanian’s compensation will be included in the Company’s 2018 Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By    /s/ Douglas K. McClaine
_________________________________________
Douglas K. McClaine
Senior Vice President, Secretary
and Chief Legal Officer

Date: June 22, 2017